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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement of Form S-3 of our report dated November 23, 1994 appearing on page F-2 of Buffton Corporation's Annual Report on Form 10-K for the year ended September 30, 1994. We also consent to the references to us under the headings "Experts" in such Prospectus.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP



Fort Worth, Texas
May 18, 1995